UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019 (May 1, 2019)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	“CCO”	New York Stock Exchange

Explanatory Note

On May 2, 2019, Clear Channel Outdoor Holdings, Inc. (formerly known as Clear Channel Holdings, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report certain matters related to the completion of the merger (the “Merger”) of Clear Channel Outdoor Holdings, Inc. (“Old CCOH”) with and into the Company, with the Company surviving the Merger and changing its name to Clear Channel Outdoor Holdings, Inc., and the separation of the business of the Company from iHeartMedia, Inc. (“iHeartMedia”) and its subsidiaries in conjunction with iHeartMedia’s emergence from bankruptcy proceedings under Chapter 11 of the United States Bankruptcy Code. All of these transactions occurred on May 1, 2019.

The Initial Form 8-K omitted the historical carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and the unaudited pro forma carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and the year ended December 31, 2018.

This Amendment No. 1 to the Initial Form 8-K is being filed to provide (a) the historical carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and (b) the unaudited pro forma carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and the year ended December 31, 2018.

This Amendment No. 1 to the Initial Form 8-K is also being filed to: (1) correct the composition of the Compensation Committee of the Company’s board of directors to indicate that Joe Marchese serves on the Compensation Committee, not W. Benjamin Moreland, (2) correct the description of the employment agreement with Jason Dilger and (3) correct the description of the director compensation program to state that the first annual equity grants will be made in 2019, with vesting prior to the subsequent year’s annual meeting of stockholders. Accordingly, Item 5.02 is restated in its entirety, as set forth below.

The Initial Form 8-K, as amended by this Amendment No. 1, otherwise remains the same. No other information contained in any Item of the Report is being amended, updated or otherwise revised.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

The election of the following individuals to the Company’s board of directors, as described in the Information Statement/Prospectus of the Company, included in the Registration Statement on Form S-4 (Registration No. 333-228986) (the “Information Statement/Prospectus”), became effective upon the consummation of the Merger on May 1, 2019:

Name	Age	Class
C. William Eccleshare	63	II
John Dionne	55	I
Lisa Hammitt	56	II
Andrew Hobson	57	I
Thomas C. King	58	III
Joe Marchese	37	I
W. Benjamin Moreland	55	III
Mary Teresa Rainey	63	II
Jinhy Yoon	47	III

Mr. Moreland will serve as the Chairman of the board of directors. In addition, the following directors will serve on the following standing committees of the board of directors:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John Dionne	✓		✓
Lisa Hammitt		✓	✓
Andrew Hobson	✓ (Chair)
Thomas C. King		✓ (Chair)
Joe Marchese		✓	✓
W. Benjamin Moreland
Mary Teresa Rainey	✓		✓ (Chair)

Pursuant to the Merger Agreement, Vicente Piedrahita, Dale W. Tremblay, Blair E. Hendrix, Harvey L. Tepner, Daniel G. Jones, Olivia Sabine and Paul Keglevic, tendered their resignations from the board of directors of Old CCOH effective upon the consummation of the Merger on May 1, 2019.

Executive Officers

The following individuals were appointed (or re-appointed) as executive officers of the Company in the capacities set forth opposite of their names below, effective upon the consummation of the Merger on May 1, 2019:

Name	Age	Title
C. William Eccleshare	63	Chief Executive Officer—Worldwide and President
Brian D. Coleman	53	Chief Financial Officer and Treasurer
Scott R. Wells	50	Executive Vice President and Chief Executive Officer of the Americas Division
Lynn A. Feldman	50	Executive Vice President, General Counsel and Secretary
Jason A. Dilger	46	Senior Vice President and Chief Accounting Officer

Biographical information about the Company’s executive officers, other than Mr. Dilger, is included in the Information Statement/Prospectus. Biographical information about Mr. Dilger is set forth below:

Jason A. Dilger was appointed as Chief Accounting Officer of the Company on May 1, 2019. Mr. Dilger previously served as Senior Vice President – Accounting for Clear Channel Outdoor Americas since August 2011. Prior to that role, Mr. Dilger served as Corporate Controller of Sinclair Broadcast Group from 2006 to 2011. Prior thereto, Mr. Dilger served in various accounting and finance roles at Municipal Mortgage & Equity from 2004 to 2006. Mr. Dilger began his career in public accounting with nearly a decade of experience at Arthur Andersen and Ernst & Young. Mr. Dilger earned his B.S. in Accounting from the University of Delaware.

Pursuant to the Merger Agreement, Robert W. Pittman (Chief Executive Officer of Old CCOH), Richard J. Bressler (Chief Financial Officer of Old CCOH), Steven J. Macri (Senior Vice President—Corporate Finance of Old CCOH), Scott D. Hamilton (Senior Vice President, Chief Accounting Officer and Assistant Secretary of Old CCOH) and Robert H. Walls, Jr. (Executive Vice President, General Counsel and Secretary of Old CCOH) tendered their resignations as executive officers of the Company, effective upon consummation of the Merger on May 1, 2019.

Employment Agreements

Brian D. Coleman

On May 1, 2019, the Company and Brian D. Coleman entered into an Employment Agreement (the “Coleman Employment Agreement”). The Coleman Employment Agreement superseded and replaced Mr. Coleman’s existing employment agreement.

The initial term of the Coleman Employment Agreement will end on April 30, 2023, and thereafter will extend for additional three year periods unless the Company or Mr. Coleman provides written notice of non-renewal (“Notice of Non-Renewal”) of the Coleman Employment Agreement between October 1st and November 1st (the “Notice of Non-Renewal Period”) prior to the end of the then applicable employment period. Under the Coleman Employment Agreement, Mr. Coleman will receive an annual base salary of $650,000 and a one-time signing bonus of $12,500.

During the term of the Coleman Employment Agreement, Mr. Coleman is eligible to receive (i) an annual performance bonus with a target of not less than 100% of his base salary based on applicable performance goals to be set by the Company, (ii) a one-time long-term incentive opportunity with an approximate value of $500,000, to be allocated between stock options and restricted shares of Common Stock at the discretion of the Compensation Committee and (iii) additional long-term incentive opportunities, with an approximate value of $300,000 per award, to be allocated between stock options and restricted shares of Common Stock at the discretion of the Compensation Committee. Mr. Coleman is also eligible to participate in various benefit programs provided by the Company on the same terms and conditions as they are made available to other similarly situated employees.

The Company may elect at any time prior to the Notice of Non-Renewal Period to place Mr. Coleman in a consulting status for twelve months (a “Consulting Period”). During a Consulting Period, Mr. Coleman will also be allowed the discretion to accept and perform non-competitive services, but his eligibility to participate in certain benefit plans may change or be terminated in accordance with such benefit plans, and any vacation benefits, long-term incentive awards or options shall not continue to vest or accrue. A Consulting Period under the Coleman Employment Agreement is coextensive with and may extend the term of Mr. Coleman’s employment under the Coleman Employment Agreement, after which such employment period shall end.

If Mr. Coleman’s employment agreement is terminated by the Company for Cause (as defined in the Coleman Employment Agreement), the Company must pay Mr. Coleman his accrued and unpaid base salary and any payments required under applicable employee benefit plans (the “Benefit Plan Payments”). If Mr. Coleman provides Notice of Non-Renewal, the Company must pay Mr. Coleman his accrued and unpaid base salary, any Benefit Plan Payments and, if Mr. Coleman executes a severance agreement and general release of claims in a form satisfactory to the Company, an amount equal to Mr. Coleman’s pro-rata base salary through the end of the then current employment period. If the Coleman Employment Agreement is terminated by the Company without Cause, the Company provides Notice of Non-Renewal or Mr. Coleman terminates the Coleman Employment Agreement for Good Cause (as defined in the Coleman Employment Agreement), the Company must pay Mr. Coleman his accrued and unpaid base salary, his unpaid prior year bonus (if any), any Benefit Plan Payments and, if Mr. Coleman executes a severance agreement, an amount equal to Mr. Coleman’s current base salary for twelve months and a pro-rata portion of his annual bonus. Mr. Coleman will not be entitled to execute a severance agreement if Mr. Coleman’s employment terminates during a Consulting Period.

During Mr. Coleman’s employment with the Company and for 12 months thereafter, Mr. Coleman is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with our other senior executives. Mr. Coleman also is subject to customary confidentiality, work product and trade secret provisions.

The foregoing description of the Coleman Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Coleman Employment Agreement, a copy of which was filed as Exhibit 10.5 to the Initial Form 8-K and is incorporated herein by reference.

Jason A. Dilger

On May 1, 2019, the Company and Jason A. Dilger entered into an Employment Agreement (the “Dilger Employment Agreement”). The Dilger Employment Agreement superseded and replaced Mr. Dilger’s existing employment agreement.

The initial term of the Dilger Employment Agreement will end on April 30, 2022 and thereafter will automatically extend for additional three year periods unless the Company or Mr. Dilger provides Notice of Non-Renewal during the Notice of Non-Renewal Period prior to the end of the then applicable employment period. Under the Dilger Employment Agreement, Dilger will receive an annual base salary of $370,000.

During the term of the Dilger Employment Agreement, Mr. Dilger is eligible to receive (i) an annual performance bonus with a target of not less than 60% of his base salary based on applicable performance goals to be set by the Company and (ii) long term incentive opportunities with an approximate value of at least $125,000 per award, to be allocated between stock options and restricted shares of Common Stock of the Company at the discretion of the Compensation Committee. Mr. Dilger is also eligible to participate in various benefit programs provided by the Company on the same terms and conditions as they are made available to other similarly situated employees.

The Company may elect at any time prior to the Notice of Non-Renewal Period to place Mr. Dilger in a Consulting Period. During a Consulting Period, Mr. Dilger will also be allowed the discretion to accept and perform non-competitive services, but his eligibility to participate in certain benefit plans may change or be terminated in accordance with such benefit plans, and any vacation benefits, long-term incentive awards or options shall not continue to vest or accrue. A Consulting Period under the Dilger Employment Agreement is coextensive with and may extend the term of Mr. Dilger’s employment under the Dilger Employment Agreement, after which such employment period shall end.

If Mr. Dilger’s employment agreement is terminated by the Company for Cause (as defined in the Dilger Employment Agreement) the Company must pay Mr. Dilger his accrued and unpaid base salary and any Benefit Plan Payments. If Mr. Dilger provides Notice of Non-Renewal, the Company must pay Mr. Dilger his accrued and unpaid base salary, any Benefit Plan Payments and, if Mr. Dilger executes a severance agreement and general release of claims in a form satisfactory to the Company, an amount equal to Mr. Dilger’s pro-rata base salary through the end of the then current employment period. If the Dilger Employment Agreement is terminated by the Company without Cause or the Company provides Notice of Non-Renewal, the Company must pay Mr. Dilger his accrued and unpaid base salary, any Benefit Plan Payments and, if Mr. Dilger executes a severance agreement, an amount equal to Mr. Dilger’s current base salary for twelve months and a pro-rata portion of his annual bonus. Mr. Dilger will not be entitled to execute a severance agreement if Mr. Dilger’s employment terminates during a Consulting Period.

During the term of Mr. Dilger’s employment and for 12 months thereafter, Mr. Dilger is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with the Company’s other senior executives. Mr. Dilger also is subject to customary confidentiality, work product and trade secret provisions.

The foregoing description of the Dilger Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dilger Employment Agreement, a copy of which was filed as Exhibit 10.6 to the Initial Form 8-K and is incorporated herein by reference.

Lynn A. Feldman

On the Effective Date, Lynn A. Feldman and the Company entered into the First Amendment to Employment Agreement (the “First Feldman Amendment”) to Ms. Feldman’s employment agreement dated June 27, 2016 (the “Prior Feldman Employment Agreement”). Pursuant to the terms of the First Feldman Amendment, among other things, (1) Ms. Feldman’s title and position is amended to be “Executive Vice President, General Counsel and Corporate Secretary” of the Company; (2) Ms. Feldman’s base salary is increased to $500,000, (3) Ms. Feldman’s bonus target for purposes of her annual bonus is increased to 80% of her base salary, (4) Ms. Feldman will receive a one-time long-term incentive award with an approximate value of $200,000, such award to be allocated between stock options and restricted shares of Common Stock at the discretion of the Compensation Committee and (5) Ms. Feldman will receive a one-time lump sum signing bonus of $17,500.

The foregoing description of the Feldman First Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Feldman First Amendment, a copy of which was filed as Exhibit 10.7 to the Initial Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with their appointment, each director of the Company entered into an indemnification agreement with the Company, effective as of the Effective Date. Subject to certain limitations, the indemnification agreements provide that the Company will indemnify and hold harmless each director (each, an “Indemnified Party”) to the fullest extent permitted by applicable law from and against all losses, costs, liabilities, judgments, penalties, fines, expenses and other charges that may result or arise in connection with such Indemnified Party serving in his or her capacity as a director or officer of the Company or serving at the request of the Company as a director, officer, employee, fiduciary or agent of another Outdoor Group entity (the “Corporate Status”) (other than any proceeding brought by the Indemnified Party). The indemnification agreements will further provide that, upon an Indemnified Party’s request, the Company will, to the fullest extent permitted by law, advance to, reimburse or pay on behalf of, the Indemnified Party, all expenses paid or incurred by the Indemnified Party in connection with any proceeding in which the Indemnified Party participates by reason of the Indemnified Party’s Corporate Status. Pursuant to the indemnification agreements, an Indemnified Party is presumed to be entitled to indemnification and the Company has the burden of proving otherwise.

The indemnification agreements will also require the Company to maintain in full force and effect directors’ liability insurance on the terms described in the indemnification agreements. If indemnification under the indemnification agreements is unavailable to an Indemnified Party for any reason, the Company, in lieu of indemnifying the Indemnified Party, will contribute to any amounts incurred by the Indemnified Party in connection with any claim relating to an indemnifiable event in such proportion as is deemed fair and reasonable in light of all of the circumstances to reflect the relative benefits received or relative fault of the parties in connection with such event.

The form of Indemnification Agreement was filed as Exhibit 10.8 to the Initial Form 8-K and is incorporated herein by reference.

Director Compensation Program

On April 30, 2019, our board of directors approved a director compensation program for independent directors providing for an annual retainer of $75,000 in cash and $150,000 in equity (provided that the first of such annual equity grants will be $100,000 in equity and $150,000 in equity thereafter). The equity will be in the form of restricted stock units (“RSUs”) and will be granted annually beginning in 2019, with vesting prior to the subsequent year’s annual meeting of stockholders. Directors have the option to choose to receive up to 100% of their retainer in RSUs.

Non-employee directors will not receive additional fees for meeting attendance. The Chair of our board of directors (as long as the Chair is not an employee) will receive an annual fee of $50,000, the Chair of the Audit Committee will receive an annual fee of $25,000, the Chair of the Compensation Committee will receive an annual fee of $20,000 and the Chair of the Nominating and Corporate Governance Committee will receive an annual fee of $10,000. Members of the Audit Committee (other than the Chair) will receive an annual fee of $15,000, members of the Compensation Committee (other than the Chair) will receive an annual fee of $10,000 and members of the Nominating and Corporate Governance Committee (other than the Chair) will receive an annual fee of $7,500.

The director compensation program contemplates, and the Compensation Committee intends to make, an initial grant of $100,000 of RSUs to each of the non-employee directors soon after the Effective Date.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of December 31, 2018 and 2017 and for the three years ended December 31, 2018 were included in the definitive Information Statement/Prospectus of the Company, included in the Registration Statement on Form S-4 (Registration No. 333-228986), and are incorporated herein by reference.

The historical carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 are attached as Exhibit 99.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and the year ended December 31, 2018 are attached as Exhibit 99.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.2	The historical carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.3	The unaudited pro forma carve-out financial statements of the Outdoor Business of Clear Channel Holdings, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 7, 2019	By:	/s/ Brian D. Coleman
Brian D. Coleman
Chief Financial Officer